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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: October 7, 1999



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)



                   Tennessee                                 1-9223                        62-0816060
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(State or other jurisdiction of incorporation)       (Commission File Number)           (I.R.S. Employer
                                                                                       Identification No.)


7100 Service Merchandise Boulevard, Brentwood, TN                   37027
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    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events
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         On October 6, 1999, Service Merchandise Company, Inc. announced that its lenders have approved an amendment to its $750 million debtor-in-possession financing agreement that provides for the release of the $50 million borrowing base reserve which had been in effect pending negotiation of financial covenants. See attached press release and Second Amendment to Post-Petition Credit Agreement.











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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SERVICE MERCHANDISE COMPANY, INC.


Date: October 7, 1999              By: /s/ C. Steven Moore
                                      ------------------------------------------
                                      C. Steven Moore
                                      Senior Vice President, General Counsel and
                                      Chief Administrative Officer























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                                  EXHIBIT INDEX


No.          Exhibit
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99.1         Press release dated October 6, 1999.

99.2         Second Amendment to Post-Petition Credit Agreement.